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                                                                   Exhibit 10.9D

                     THIRD AMENDMENT TO OPERATING AGREEMENT

      This THIRD AMENDMENT TO OPERATING AGREEMENT is made and entered into this 11th day of March, 1993, between DUBUQUE RACING ASSOCIATION, LTD., an Iowa nonprofit corporation, (hereinafter referred to as "DRA") and GREATER DUBUQUE RIVERBOAT ENTERTAINMENT COMPANY, L.C., an Iowa limited liability company, (hereinafter referred to as "Greater Dubuque").

      RECITALS:

      A. The existing Operating Agreement entered into between the parties on February 22, 1993, and subsequently amended, does not contain certain administratively-required provisions under Administrative Rule 20.11(3), and the parties wish to comply with said Administrative Rule.

      B. DRA and Greater Dubuque have jointly agreed to amend and modify the Operating Agreement referred to in the recital above so as to comply with the Administrative Rule there specified.

      NOW, THEREFORE, IT IS AGREED that the February 22, 1993 Operating Agreement between the parties, as previously amended, is hereby further amended so as to add the following subparagraphs to Paragraph 13 MISCELLANEOUS
PROVISIONS:

      (j) The operator, Greater Dubuque, and its officers, directors, members, partners, and shareholders shall receive no share, percentage, or proportion of the money received for admissions to the gambling excursion boat.

      (k)   No duty relating to casino gambling may be subcontracted.

      (l) Any future amendments to the Operating Agreement shall be subject to the approval of the Iowa Racing and Gaming Commission.

      Except as specifically amended above, all of the provisions of the February 22, 1993 Operating Agreement and existing Amendments thereto shall remain in full force and effect.

      Dated this 11th day of March, 1993.

DUBUQUE RACING ASSOCIATION, LTD.           GREATER DUBUQUE RIVERBOAT
                                           ENTERTAINMENT COMPANY, L.C.

By /s/ Norma Denlinger
   -----------------------------           By /s/ Joseph P. Zwack
   Norma Denlinger, President                 ----------------------------------
                                                  Joseph P. Zwack
                                                  Managing Member
By /s/ Ronald Spillane
   -----------------------------
   Ronald Spillane, Secretary